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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2001


                        CHESAPEAKE UTILITIES CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                      001-11590               51-0064146
         --------                     ----------               ----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)


                909 SILVER LAKE BOULEVARD, DOVER, DELAWARE 19904
          (Address of principal executive offices, including Zip Code)


                                 (302) 734-6799
              (Registrant's Telephone Number, including Area Code)


        ---------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)



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ITEM 5. OTHER EVENTS.

On May 11, 2001, Chesapeake Utilities Corporation ("Chesapeake") announced that it has reached an agreement in principle to settle a lawsuit filed by Chesapeake in 1996 against General Public Utilities Corporation, Inc. in the United States District Court in Wilmington, Delaware. The parties to the agreement, which also include the State of Delaware and the United States Environmental Protection Agency, are in the process of documenting the final agreement. It will then be published for public comment and submitted to a federal judge for approval.

Attached herein as Exhibit I is a copy of the press release describing the agreement.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


CHESAPEAKE UTILITIES CORPORATION



/s/ MICHAEL P. MCMASTERS
-----------------------------------------------------
Michael P. McMasters
Vice President, Treasurer and Chief Financial Officer


Date: May 11, 2001